STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of September 26, 2011 by and between Pan American Goldfields Ltd., a Delaware corporation (the “Company”), and Marje Minerals, S.A., an entity organized under the laws of Mexico (“Purchaser”).

WHEREAS, the Company and Purchaser are parties to a Debt Assumption and Release Agreement, dated as of the date hereof (the “Debt Assumption Agreement”), pursuant to which the parties have agreed to enter into this Agreement.

WHEREAS, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, shares of common stock of the Company as herein described according to the terms and subject to the conditions hereinafter set forth.

WHEREAS, the Company and Purchaser are parties to the Amended and Restated Development Agreement, dated as of the date hereof (the “Development Agreement”) which, among other things, restructures the economic interests of the parties with respect to the Property (as defined in the Development Agreement).

NOW, THEREFORE, in consideration for the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.

Number of Shares and Price Per Share.

(a)

The Purchaser hereby agrees to purchase from the Company and the Company agrees to sell to Purchaser 3,333,333 shares of the Company’s Common Stock, $0.01 par value per share (the “Stock”), in consideration for the transfer by Purchaser to the Company of its six percent (6%) Ownership Interest (as defined in the Development Agreement) in the Property (as defined in the Development Agreement), and in consideration of the assumption by Purchaser of the Outstanding Debt (as defined in the Debt Assumption Agreement.  Notwithstanding the foregoing, Purchaser shall retain the right to receive six percent of Net Cash Flow (as defined in the Development Agreement) in the Property as set forth in Section 2.5 of the Development Agreement.

(b)

At closing, the Purchaser shall provide the Company with the names for the registration and delivery of the Stock.

2.

Legends.  All certificates representing any Stock subject to the provisions of this Agreement shall have endorsed thereon the following legends:

(a)

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.”

(b)

Any legend required to be placed thereon under applicable state securities laws.

1.

Representations and Warranties.  In connection with the proposed purchase of the Stock, the Purchaser hereby agrees, represents and warrants as follows:

(a)

The Purchaser is purchasing the Stock solely for the Purchaser’s own account for investment and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act.

(b)

The Purchaser realizes that Purchaser’s purchase of the Stock will be a highly speculative investment, and Purchaser is able, without impairing Purchaser’s financial condition, to hold the Stock for an indefinite period of time and to suffer a complete loss of Purchaser’s investment.

(c)

The Company has disclosed to the Purchaser that:

(i)

The sale of the Stock has not been registered under the Securities Act, and the Stock must be held indefinitely unless a transfer of it is subsequently registered under the Securities Act or an exemption from such registration is available, and that the Company is under no obligation to register the Stock;

(ii)

The Company will make a notation in its records of the aforementioned restrictions on transfer and legends.

(a)

The Purchaser is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including among other things: the resale occurring not less than six months from the date the Purchaser has purchased and paid for the Stock and the availability of certain public information concerning the Company.

(b)

Without in any way limiting the Purchaser’s representations and warranties set forth above, the Purchaser further agrees that the Purchaser shall in no event make any disposition of all or any portion of the Stock which the Purchaser is purchasing unless and until:

(i)

There is then in effect a registration statement under the Securities Act (a “Registration Statement”) covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

(ii)

The Purchaser shall have notified the Company of the proposed disposition and (2) such disposition is exempt from the registration requirements of applicable state and federal securities laws.

1.

Transfers in Violation of Agreement.  The Company shall not be required (i) to transfer on its books any Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

2.

Miscellaneous.

(a)

Further Instruments.  The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

(b)

Notice.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given (i) upon personal delivery, (ii) when sent by confirmed facsimile, if sent during normal business hours of recipient, or if not, then on the next business day, (iii) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt or (iv) when sent by confirmed email if sent during normal business hours of recipient, or if not, then on the next business day.  All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

(c)

Successors and Assigns.  This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon the Purchaser, the Purchaser’s heirs, executors, administrators, successors and assigns.

(d)

Applicable Law; Entire Agreement; Amendments.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York as it applies to agreements between New York residents, entered into and to be performed entirely within New York and constitutes the entire agreement of the parties with respect to the subject matter hereof superseding all prior written or oral agreements, and no amendment or addition hereto shall be deemed effective unless agreed to in writing by the parties hereto.

(e)

Right to Specific Performance.  The Purchaser and the Company agrees that the either party shall be entitled to a decree of specific performance of the terms hereof or an injunction restraining violation of this Agreement, said right to be in addition to any other remedies available to either party.

(f)

Severability.  If any provision of this Agreement is held by a court to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes and tenor and effect of this Agreement.

(g)

Counterparts; Facsimiles.  This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one instrument and such counterparts may be delivered via facsimile.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

“PURCHASER” MARJE MINERALS, S.A. By: "Mario Ayub" Name: Mario Ayub Title: President Address:	“COMPANY” PAN AMERICAN GOLDFIELDS LTD. By: "Neil Maedel" Name: Neil Maedel Title: Chairman Address:

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